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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 38-88518, No. 33-88520, No. 333-53741, No.
333-53743, No. 333-75620) of Rouge Industries, Inc. of our report dated February 8, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Detroit, MI
February 14, 2003